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                                                                    Exhibit 99.2


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OR THE SARBANES-OXLEY ACT OF 2002


         In connection with the Annual Report of Orrstown Financial Services, Inc. (the Corporation) on Form 10-K for the period ending December 31, 2002 as filed with the Securities and Exchange Commission on the date therein specified (the "Report"), I, Bradley S. Everly, Senior Vice President and Chief Financial Officer of the Corporation, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation as of and for the period covered by the report.



                                            /s/  Bradley S. Everly
                                            --------------------------
                                            Bradley S. Everly
                                            Senor Vice President and
                                            Chief Financial Officer

Dated: March 25, 2003